SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

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MIDDLEBURG FINANCIAL CORPORATION (Name of Registrant as Specified in Its Charter) (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MIDDLEBURG FINANCIAL CORPORATION

Dear Shareholder:

You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Middleburg Financial Corporation (the “Company”) to be held on Wednesday, April 16, 2003 at 10:00 a.m. at the Middleburg Community Center, 300 West Washington Street, Middleburg, Virginia.

At the Annual Meeting, you will be asked to elect 12 directors for terms of one year each.  You will also be asked to ratify the appointment of independent auditors for 2003.  Enclosed with this letter are a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted.  Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope.  The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

We hope you will participate in the Annual Meeting, either in person or by proxy.

Sincerely,

Joseph L. Boling

Chairman and Chief Executive Officer

Middleburg, Virginia

March 21, 2003

MIDDLEBURG FINANCIAL CORPORATION

111 West Washington Street

Middleburg, Virginia  20117

___________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

___________________

The Annual Meeting of Shareholders (the “Annual Meeting”) of Middleburg Financial Corporation (the “Company”) will be held on Wednesday, April 16, 2003 at 10:00 a.m. at the Middleburg Community Center, 300 West Washington Street, Middleburg, Virginia, for the following purposes:

1.

To elect 12 directors to serve for terms of one year each expiring at the 2004 annual meeting of shareholders;

2.

To ratify the appointment of the firm of Yount, Hyde & Barbour, P.C. as independent auditors for the Company for the fiscal year ending December 31, 2003; and

3.

To act upon such other matters as may properly come before the Annual Meeting.

Only holders of shares of Common Stock of record at the close of business on March 6, 2003, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors

Alice P. Frazier

Executive Vice President and

Chief Financial Officer

March 21, 2003

MIDDLEBURG FINANCIAL CORPORATION

111 West Washington Street

Middleburg, Virginia  20117

PROXY STATEMENT

This Proxy Statement is furnished to holders of the common stock, par value $5.00 per share (“Common Stock”), of Middleburg Financial Corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 2003 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, April 16, 2003 at 10:00 a.m. at the Middleburg Community Center, 300 West Washington Street, Middleburg, Virginia, and any duly reconvened meeting after adjournment thereof.

Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting.  It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about March 21, 2003 to all shareholders entitled to vote at the Annual Meeting.

The cost of soliciting proxies for the Annual Meeting will be borne by the Company.  The Company does not intend to solicit proxies otherwise than by use of the mails, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.  The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

On March 6, 2003, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 1,852,682 shares of Common Stock issued and outstanding.  Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting.  A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval.  Abstentions will be counted for purposes of determining the existence of a quorum.  Abstentions will not be counted as voting in favor of or against the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner.  Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner.  Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.”  Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted for purposes of determining the existence of a quorum, and also will not be counted as voting in favor of or against the particular matter.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting.  However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

Twelve directors will be elected at the Annual Meeting.  The individuals listed below are nominated by the Board of Directors for election at the Annual Meeting.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors.  If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the 12 nominees named below.  If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.  If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors.  There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected.  No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

The following biographical information discloses each nominee’s age and business experience in the past five years and the year that each individual was first elected to the Board of Directors of the Company or previously to the Board of Directors of Middleburg Bank (the “Bank”), the predecessor to and now a wholly owned subsidiary of the Company.

Nominees for Election for Terms Expiring in 2004

Howard M. Armfield, 60, has been a director since 1984.

Mr. Armfield is President and owner of Armfield, Harrison & Thomas, Inc., an independent insurance agency in Leesburg, Virginia.

Joseph L. Boling, 58, has been a director since 1993.

Mr. Boling has been the Chairman, President and Chief Executive Officer of the Company and the Bank since 1997.  From 1993 to 1997, he was President and Chief Executive Officer of the Company and the Bank.

Childs Frick Burden, 52, has been a director since 1997.

Mr. Burden is a partner with Secor Group, an investment firm in Washington, D.C.

J. Lynn Cornwell, Jr., 78, has been a director since 1984.

Mr. Cornwell is currently retired.  Until 2000, he had served as President and was owner of J. Lynn Cornwell, Inc., a real estate development company in Loudoun County.

William F. Curtis, 74, has been a director since 1962.

Mr. Curtis is currently retired.  Until 1993, he had served as President and Chief Executive Officer of the Bank for 25 years.

Robert C. Gilkison, 67, has been a director since 1999.

Mr. Gilkison is currently retired.  From 2001 to 2002, he was an investment consultant with Gilkison Patterson Investment Advisors, Inc., an investment advisory firm based in Alexandria, Virginia and a subsidiary of the Company (“GPIA”).  From 1999 to 2001, he was President of GPIA and, from 1981 to 1999, he was President of GPIA’s predecessor, Kahn Brothers Investment Management Corporation (“Kahn Brothers”).

C. Oliver Iselin, III, 73, has been a director since 1975.

Mr. Iselin is owner and operator of the Wolver Hill Farm.

Gary D. LeClair, 47, has been a director since 2001.

Mr. LeClair is Chairman of the law firm of LeClair Ryan, A Professional Corporation, in Richmond, Virginia.

Thomas W. Nalls, 61, has been a director since 1997.

Mr. Nalls is a partner with the law firm of Reed Smith LLP (formerly Hazel & Thomas, P.C.) in Leesburg, Virginia.

John Sherman, 62, has been a director since 1997.

Mr. Sherman is owner and operator of The Ashby Inn in Paris, Virginia.

Millicent W. West, 81, has been a director since 1975.

Mrs. West has served in many volunteer positions in the Garden Club of America and Garden Club of Virginia.

Edward T. Wright, 66, has been a director since 1972.

Mr. Wright retired as Senior Vice President of the Bank in 1998 after 42 years of service.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Executive Officers Who Are Not Directors

John Mason L. Antrim (Age 53) has served as President and Chief Executive Officer of The Tredegar Trust Company, a subsidiary of the Company (“Tredegar”), since 2001.  From 1995 to 2001, he served as Vice President – Trust Administration of Tredegar.

James H. Patterson (Age 63) has served as President of GPIA since 2001.  From 1999 to 2001, he was Executive Vice President of GPIA and, from 1981 to 1999, he was Executive Vice President of Kahn Brothers.

Alice P. Frazier (Age 37) has served as Executive Vice President and Chief Financial Officer of the Company and the Bank since 2001.  From 1993 to 2001, she was Senior Vice President and Chief Financial Officer of the Company and the Bank.

Arch A. Moore, III (Age 51) has served as Executive Vice President and Senior Loan Officer of the Bank since 2001.  From 1995 to 2001, he was Senior Vice President and Senior Loan Officer of the Bank.

Security Ownership of Management

The following table sets forth, as of February 26, 2003, certain information with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, by each of the executive officers named in the “Summary Compensation Table” below (the “named executive officers”) and by all directors and executive officers as a group.  Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

Name

Number of Shares

Percent of Class (%)

John Mason L. Antrim (1)

6,672

*

Howard M. Armfield

 17,004

*

Joseph L. Boling (1)

49,715

2.59

Childs Frick Burden

9,860

*

J. Lynn Cornwell, Jr.

 4,144

*

William F. Curtis (2)

112,128

5.84

Alice P. Frazier (1)

18,904

*

Robert C. Gilkison

32,937

1.72

C. Oliver Iselin, III

45,733

2.38

Gary D. LeClair

2,948

*

Arch A. Moore, III (1)

18,299

*

Thomas W. Nalls

850

*

James H. Patterson

30,857

1.61

John Sherman

1,008

*

Millicent W. West

229,952

12.00

Edward T. Wright

49,800

2.60

Directors and executive officers

  as a group (16 persons) (1)

630,811

32.89

*

Percentage of ownership is less than one percent of the outstanding shares of Common Stock.

(1)

Amounts disclosed include shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of February 26, 2003, as follows: Mr. Antrim, 1,634 shares; Mr. Boling, 32,570 shares; Ms. Frazier, 14,073 shares; and Mr. Moore, 13,073 shares.

(2)

Amounts disclosed include shares of Common Stock beneficially owned by a trust of which Mr. Curtis serves as trustee.

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of February 26, 2003, certain information with respect to the beneficial ownership of shares of Common Stock by each person who owns, to the Company’s knowledge, more than five percent of the outstanding shares of Common Stock.

Name and Address

Number of Shares

Percent of Class (%)

Millicent W. West

229,952

12.00

  P.O. Box 236

  Upperville, Virginia

William F. Curtis (1)

112,128

5.84

  3618 Zulla Road

  The Plains, Virginia

(1)

Amounts disclosed include shares of Common Stock beneficially owned by a trust of which Mr. Curtis serves as trustee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission (“SEC”) reports of ownership and changes in ownership of Common Stock.  Directors and executive officers are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file.  Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 2002, all filing requirements applicable to its officers and directors were complied with.

The Board of Directors and its Committees

There were 11 meetings of the Board of Directors in 2002.  With the exception of Messrs. Iselin and Sherman, each incumbent director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2002.

The Company’s Executive Committee, which acts for the Board of Directors when the Board is not in session, consists of Mrs. West and Messrs. Armfield, Boling, Burden, Cornwell and Nalls.  The Executive Committee met four times during the year ended December 31, 2002.

The Company’s Audit Committee consists of Mrs. West and Messrs. Armfield, Burden, Iselin, Sherman and Wright.  The Audit Committee is responsible for examining the affairs of the Company and its subsidiaries at least annually, reporting the results of examinations and recommending changes in the manner of doing business.  The Audit Committee held five meetings during the year ended December 31, 2002.  Additional information with respect to the Audit Committee is discussed below under “Audit Information.”

The Company’s Nominating Committee consists of Mrs. West and Messrs. Boling, Curtis, Iselin and Sherman and nominates the individuals proposed for election as directors.  Shareholders entitled to vote for the election of directors may recommend candidates for consideration by the Nominating

Committee under procedures that the Company has established.  See “Proposals for 2004 Annual Meeting of Shareholders.”  The Nominating Committee met one time during the year ended December 31, 2002.

The Company’s Compensation Committee consists of Mrs. West and Messrs. Armfield, Burden, Cornwell and Nalls.  The Compensation Committee recommends to the Board of Directors the annual salary levels and any bonuses to be paid to the Company’s executive officers.  It also makes recommendations to the Board of Directors as to the issuance of stock options and other compensation related matters.  The Compensation Committee met one time during the year ended December 31, 2002.  Additional information with respect to the Compensation Committee is discussed below in the “Compensation Committee Report on Compensation of Executive Officers.”

Director Compensation

As compensation for his or her service to the Company, each member of the Board of Directors receives a fee of $500 for each meeting of the Board and $300 for each committee meeting attended. Board members who are also officers do not receive any additional compensation above their regular salary for attending committee meetings.  In 2002, directors received $111,000 in the aggregate as compensation for their services as directors.

Compensation Committee Report on Compensation of Executive Officers

The Compensation Committee (the “Committee”), which is composed of the non-employee directors of the Company listed below, recommends to the Board of Directors of the Company the annual salary levels and any bonuses to be paid to the Company’s executive officers.  The Committee also makes recommendations to the Board of Directors regarding the issuance of stock options and other compensation related matters.

Compensation of Executive Officers.  The primary objective of the Company’s executive compensation program is to attract and retain highly skilled and motivated executive officers who will manage the Company in a manner to promote its growth and profitability and advance the interest of the Company’s shareholders.  As such, the compensation program is designed to provide levels of compensation that are reflective of both the individual’s and the Company’s performance in achieving its goals and objectives.

The elements of the Company’s compensation program include base annual salary, short-term incentive compensation under the Company’s Incentive Bonus Plan, and long-term incentives through the grants of stock options under the Company’s 1997 Stock Option Plan.

The Committee establishes annual salary ranges for each executive officer position, except for the Chief Executive Officer (as discussed below).  In establishing these ranges, the Committee balances the need to offer salaries that are competitive with peer companies with the need to maintain careful control of salary and benefits expense.  The Committee also reviews a salary range evaluation, prepared by an independent consulting firm, of commercial banks that are similarly situated to the Company in terms of size, economic conditions and other factors.  Individual salaries, within the salary ranges established by the Committee, are determined by the Chief Executive Officer, based on his subjective assessment in each case of the nature of the position, as well as the contribution, performance, experience and tenure of the executive officer.

Each year, the Committee also considers the desirability of granting long-term incentive awards under the Company’s 1997 Stock Option Plan.  The Committee believes that grants of options focus the Company’s executive management on building profitability and shareholder value.  The Committee notes in particular its view that stock option grants afford a desirable long-term compensation method because they closely ally the interest of management with shareholder value.  In fixing the grants of stock options to executive officers, other than the Chief Executive Officer (as discussed below), the Committee reviews with the Chief Executive Officer recommended individual awards, taking into account the respective scope of accountability and contributions of each executive officer.

Compensation of Chief Executive Officer.  As Chairman, President and Chief Executive Officer, Mr. Boling is compensated pursuant to an employment agreement, which is described under “Employment Agreements” below.  He is eligible for base salary increases and bonuses as the Committee may determine.  In making this determination for 2002, the Committee evaluated the performance of the Chief Executive Officer based on the financial performance of the Company, achievements in implementing the Bank’s long-term strategy, and the personal observations of the Chief Executive Officer’s performance by the members of the Committee.  As with executive officers generally, the Committee also considered a salary range evaluation of an independent consulting firm.  No particular weight was given to any particular aspects of the performance of the Chief Executive Officer, but his performance in 2002 was evaluated as outstanding, with the Company achieving record earnings and significant progress being made on the Bank’s long-term strategy.

The award to the Chief Executive Officer under the 1997 Stock Option Plan was fixed separately from executive officer awards and was based, among other things, on the review of competitive compensation data from selected peer companies and information on his total compensation as well as the Committee’s perception of his past and expected future contributions to the Company’s achievement of its long-term goals.

Compensation Committee

Childs Frick Burden, Chairman

Howard M. Armfield

J. Lynn Cornwell, Jr.

Thomas W. Nalls

Millicent W. West

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is a current or former officer of the Company or any of its subsidiaries.  In addition, there are no compensation committee interlocks with other entities with respect to any such member.

Executive Compensation

The following table shows, for the fiscal years ended December 31, 2002, 2001 and 2000, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the named executive officers in all capacities in which he or she served:

Summary Compensation Table

		Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options (#)
Joseph L. Boling Chairman, President and Chief Executive Officer	2002 2001 2000	263,544 258,500 235,000	60,000 50,000 25,000	* * *	12,500 -- 10,000
John Mason L. Antrim President and Chief Executive Officer, The Tredegar Trust Company	2002 2001 2000	125,000 107,115 68,700	3,213 -- 1,200	* * *	5,000 -- 2,000
James H. Patterson (1) President and Chief Executive Officer, GPIA	2002	225,001	--	*	--
Alice P. Frazier Executive Vice President and Chief Financial Officer	2002 2001 2000	140,430 123,386 115,259	23,637 18,068 5,868	* * *	5,000 -- 4,000
Arch A. Moore, III Executive Vice President and Senior Lender	2002 2001 2000	158,430 139,895 126,881	24,793 18,870 8,213	* * *	5,000 -- 4,000

*

All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.

(1)

Mr. Patterson’s employment with the Company began in April 2002.

Stock Options

The following table sets forth for the year ended December 31, 2002, the grants of stock options to the named executive officers:

Option Grants In Last Fiscal Year

Name	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees in Fiscal Year (%)(2)	Exercise or Base Price ($/Share)	Expiration Date

Joseph L. Boling	12,500	45.46	45.50	December 20, 2012
John Mason L. Antrim	5,000	18.18	45.50	December 20, 2012
James H. Patterson	--	--	--	--
Alice P. Frazier	5,000	18.18	45.50	December 20, 2012
Arch A. Moore, III	5,000	18.18	45.50	December 20, 2012

(1)

Stock options were granted at or above the fair market value of the shares of Common Stock at the date of award.  Each grant becomes exercisable as follows:  30% on each of the first, second and third anniversaries of the date of grant and 10% on the fourth anniversary of the date of grant.

(2)

Options to purchase 27,500 shares of Common Stock were granted to employees during the year ended December 31, 2002.

The following table sets forth information with respect to the exercise of stock options by the named executive officers in 2002 and the amount and value of stock options held by the named executive officers as of December 31, 2002:

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year End Option Values

	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the-Money Options at Fiscal Year End ($)(2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Joseph L. Boling	20,000	615,500	28,895	10,005	671,622	37,419
John Mason L. Antrim	--	--	5,309	3,766	90,524	9,037
James H. Patterson	--	--	--	--	--	--
Alice P. Frazier	9,000	277,250	14,073	4,002	299,013	14,968
Arch A. Moore, III	10,000	307,750	13,073	4,002	269,633	14,968

(1)

The value realized was calculated by determining the difference between (i) the fair market value of common stock underlying the options at the date of exercise and (ii) the exercise price of the options.

(2)

The value of in-the-money options at fiscal year end was calculated by determining the difference between the closing price of a share of Common Stock as reported on the Nasdaq SmallCap Market on December 31, 2002 and the exercise price of the options.

Employment Agreements

Joseph L. Boling and the Company are parties to an employment contract, effective as of January 1, 1998, that provides for Mr. Boling’s service as Chairman, President and Chief Executive Officer of both the Company and the Bank.  The term of the contract, which was initially five years, is automatically extended by one year on December 31 of each year beginning in 2000 and continuing until 2007.  Mr. Boling’s employment contract provides for an initial base annual salary of $191,408, and he is eligible for base salary increases and bonuses as determined by the Executive Committee of the Board of Directors.  Mr. Boling’s employment may be terminated by the Company with or without cause.  If he resigns for “good reason” or is terminated without “cause” (as those terms are defined in the employment agreement), however, he is entitled to salary and certain benefits for the greater of the remainder of his contract or three years.  Mr. Boling’s contract also contains a covenant not to compete if his employment terminates for any reason other than a change in control of the Company.

A deferred compensation plan has been adopted for the Chairman and Chief Executive Officer.  Benefits are to be paid in monthly installments for 15 years following retirement or death.  The agreement provides that, if employment is terminated for reasons other than death or disability prior to age 65, the amount of benefits would be reduced.  The deferred compensation expense for 2002, 2001 and 2000, based on the present value of the retirement benefits, was $16,627, $23,687 and $18,716, respectively.  The plan is unfunded.  However, life insurance has been acquired on the life of the employee in an amount sufficient to discharge the obligation.

Transactions with Management

Prior to April 1, 2002, each of Robert C. Gilkison, a director of the Company, and James H. Patterson, President of GPIA, was the owner of 49.5% of GPIA’s capital stock.  The Company was the owner of one percent of GPIA’s capital stock and held an option to acquire GPIA.  On April 1, 2002 the Company exercised its option to purchase GPIA.  Messrs. Gilkison and Patterson received total consideration of $2.5 million in shares of Common Stock and $3.5 million in cash for their interests in GPIA.

In addition, Mr. Patterson, who is currently President of GPIA, is a party to an employment agreement with GPIA effective as of August 9, 1999.  The agreement, which expires on August 9, 2003, provides for an initial base annual salary of $300,000.  The agreement also provides generally for a bonus equal to 50% of GPIA’s cash profits prior to the Company’s acquisition of GPIA and a bonus of up to a maximum of $300,000, based on the annual percentage growth in GPIA’s investment advisory revenues attributable to him, following the Company’s acquisition of GPIA.  If the agreement is terminated, Mr. Patterson is entitled to receive salary for 24 months after the termination date.  In addition, the agreement contains customary provisions with respect to confidentiality, non-disclosure, non-competition and non-solicitation during his employment and for a 24-month period after termination of employment.

Some of the directors and officers of the Company are at present, as in the past, customers of the Company and its subsidiaries, and the Company and its subsidiaries has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.  These transactions do not involve more than the normal risk of collectibility or present other unfavorable features.  The balance of loans to directors, executive officers and their associates totaled $4,211,000 at December 31, 2002, or 10.16% of the Company’s equity capital at that date.

There were no transactions during 2002 between the Company’s directors or officers and the Company’s retirement or profit sharing plans, nor are there any proposed transactions.  Additionally, there are no legal proceedings to which any director, officer or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to the Company.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total return to the shareholders of the Company for the last five fiscal years with the total return on the NASDAQ Composite Index and the SNL $250M-$500M Bank Index, as reported by SNL Financial LC, assuming an investment of $100 in shares of Common Stock on December 31, 1997, and the reinvestment of dividends.

			Period	Ending
Index	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
Middleburg Financial Corporation	100.00	107.14	114.30	113.26	183.60	244.33
NASDAQ - Total US*	100.00	140.99	261.48	157.42	124.89	86.33
SNL $250M-$500M Bank Index	100.00	89.55	83.31	80.22	113.97	146.96

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT

OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed, subject to shareholder approval, the firm of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2003.  Yount, Hyde & Barbour, P.C. has audited the financial statements of the Company and the Bank for over 25 years.  A majority of the votes cast by holders of the Common Stock is required for the ratification of the appointment of the independent public accountants.

Representatives of Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

AUDIT INFORMATION

The Audit Committee operates under a written charter that the Board of Directors has adopted.  The members of the Audit Committee are independent as that term is defined in the listing standards of the National Association of Securities Dealers.

Fees of Independent Public Accountants

Audit Fees

The aggregate amount of fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2002, and the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year was $40,200.

Financial Information System Design and Implementation Fees

There were no fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered to the Company for the fiscal year ended December 31, 2002, for the design and implementation of financial information systems.

All Other Fees

The aggregate amount of fees billed by Yount, Hyde & Barbour, P.C. for all other non-audit services rendered to the Company for the fiscal year ended December 31, 2002 was $20,226.  Other non-audit services generally include tax-related filings, specialized audits required for the Federal Home Loan Bank and the fiduciary audit of Tredegar.

Audit Committee Report

Management is responsible for the Company’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards.  The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).  In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management.  Moreover, the Audit Committee has considered whether the independent auditor’s provision of other non-audit services to the Company is compatible with maintaining the auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the SEC.  By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee

Howard M. Armfield, Jr., Chairman

Childs Frick Burden

C. Oliver Iselin, III

John Sherman

Millicent W. West

Edward T. Wright

Middleburg, Virginia

February 21, 2003

PROPOSALS FOR 2004 ANNUAL MEETING OF SHAREHOLDERS

Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2004 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company’s principal executive offices at 111 West Washington Street, Middleburg, Virginia 20117, no later than November 22, 2003, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement for that meeting.  The Company presently anticipates holding the 2004 annual meeting of shareholders on April 21, 2004.

The Company’s Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process.  For a shareholder to nominate a candidate for director at the 2004 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Company not less than 60 days and not more than

90 days prior to the date of the 2004 annual meeting.  The notice must describe various matters regarding the nominee and the shareholder giving the notice.  For a shareholder to bring other business before the 2004 annual meeting of shareholders, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2004 annual meeting.  The notice must include a description of the proposed business, the reasons therefor, and other specified matters.  Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company.  Based upon an anticipated date of April 21, 2004 for the 2004 annual meeting of shareholders, the Company must receive any notice of nomination or other business no later than February 21, 2004 and no earlier than January 22, 2004.

OTHER MATTERS

THE COMPANY’S 2002 ANNUAL REPORT TO SHAREHOLDERS (THE “ANNUAL REPORT”), WHICH INCLUDES A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 (EXCLUDING EXHIBITS) AS FILED WITH THE SEC, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT.  A COPY OF THE ANNUAL REPORT MAY ALSO BE OBTAINED WITHOUT CHARGE BY WRITING TO ALICE P. FRAZIER, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, WHOSE ADDRESS IS P.O. BOX 5, MIDDLEBURG, VIRGINIA 20118.  THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

[FORM OF PROXY]

MIDDLEBURG FINANCIAL CORPORATION

Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Arch A. Moore, III and Alice P. Frazier, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated below and upon any and all other matters that may properly be brought before such meeting, all shares of Common Stock that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Middleburg Financial Corporation, a Virginia corporation (the “Corporation”), to be held at the Middleburg Community Center, 300 West Washington Street, Middleburg, Virginia, on Wednesday, April 16, 2003 at 10:00 a.m., local time, or at any adjournments thereof, for the following purposes:

(continued and to be signed on the reverse)

ANNUAL MEETING OF SHAREHOLDERS

MIDDLEBURG FINANCIAL CORPORATION

April 16, 2003

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1.

 To elect as directors the 12 persons listed as nominees below.

(   )   FOR ALL NOMINEES

(   )    WITHHOLD  AUTHORITY

           FOR ALL NOMINEES

(    )    FOR ALL EXCEPT

(INSTRUCTION:  To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as show here:•

________________________________________
To change the address on your account, please check the box at the right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

 Howard M. Armfield

 Joseph L. Boling

 Childs Frick Burden

 J. Lynn Cornwell, Jr.

 William F. Curtis

 Robert C. Gilkison

 C. Oliver Iselin, III

 Gary D. LeClair

 Thomas W. Nalls

 John Sherman

 Millicent W. West

 Edward T. Wright

2.     To ratify the appointment of the firm of Yount, Hyde & Barbour, P.C. as independent auditors for the Corporation for the fiscal year ending December 31, 2003.

  (   )  FOR      (   )  AGAINST       (   )  ABSTAIN

3.    In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2.

Signature of Shareholder_______________________  Date:____    Signature of Shareholder____________________    Date:_____

Note:  This proxy must be signed exactly as the name appears hereon.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

[SUPPLEMENTAL MATERIAL]

NOTICE

The record date for determining those shareholders entitled to notice of and to vote at the 2003 Annual Meeting of Shareholders of Middleburg Financial Corporation, to be held on April 16, 2003, is March 5, 2003. A different record date is inadvertently reflected in the proxy materials for the Annual Meeting.